UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2017, Paul J. Hastings, the Chief Executive Officer, President and Chairman of the Board of Directors (the “Board”) of OncoMed Pharmaceuticals, Inc. (the “Company”), began a personal leave of absence for medical reasons. Mr. Hastings will continue to be the Company’s Chief Executive Officer and Chairman of the Board during his leave of absence.

In addition, effective as of September 18, 2017, the Board created an Office of the President, whose members will provide overall leadership of the Company during Mr. Hastings’ leave of absence, and appointed John Lewicki, Ph.D., the Company’s Executive Vice President, Research and Development, and Sunil Patel, the Company’s Chief Financial Officer and Senior Vice President, Corporate Development and Finance, to serve as members of the Office of the President. In connection with his appointment as a member of the Office of the President, Mr. Patel was also promoted to Executive Vice President, Corporate Development and Finance.

In satisfaction of the disclosure required pursuant to Items 401(b) and 401(e) of Regulation S-K, the Company’s disclosures in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2017, under the headings “Executive Officers—John A. Lewicki, Ph.D.” and “—Sunil Patel,” are incorporated by reference herein.

Neither Dr. Lewicki nor Mr. Patel has any family relationship required to be reported pursuant to Item 401(d) of Regulation S-K, and there are no relationships or transactions involving Dr. Lewicki or Mr. Patel required to be reported pursuant to Item 404(a) of Regulation S-K.

At the time of the filing of this Current Report on Form 8-K, the Board and its Compensation Committee had not made any determination regarding changes in compensatory plans or arrangements in connection with the matters described herein.

Item 7.01. Regulation FD Disclosure.

On September 19, 2017, the Company issued a press release (the “Press Release”) announcing the events disclosed under Item 5.02 of this Current Report on Form 8-K. The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of OncoMed Pharmaceuticals, Inc., issued September 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2017	ONCOMED PHARMACEUTICALS, INC.

	By:	/s/ Alicia J. Hager
Alicia J. Hager, J.D., Ph.D. Senior Vice President and General Counsel